Acquisitions and Other Transactions - Acquisition of Royalty on Hayasa Metals Inc.'s Urasar Project - Armenia (Details) - Acquisition of Royalties - Royalty on Hayasa Metals Inc.'s Urasar Project - Armenia
$ in Thousands
Jan. 21, 2025 USD ($)
Acquisitions
Percentage of NSR acquired	0.625%
Consideration paid for acquisition of NSR	$ 550